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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549




                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




     DATE OF REPORT (Date of earliest event reported):  December 13, 2001



                     AMERICAN GENERAL FINANCE CORPORATION
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            Indiana                  1-6155                35-0416090
         (STATE OR OTHER        (COMMISSION FILE          (IRS EMPLOYER
         JURISDICTION OF             NUMBER)              IDENTIFICATION
         INCORPORATION)                                      NUMBER)


                 601 N.W. Second Street, Evansville, IN  47708
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)  (ZIP CODE)




      Registrant's telephone number, including area code:  (812) 424-8031


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Item 5.     OTHER EVENTS AND REGULATION FD DISCLOSURE.

      On December 13, 2001, American General Finance Corporation (the "Company") established a program for the issuance from time to time of up to $3,500,000,000 aggregate principal amount of the Company's Medium-Term Notes, Series G (the "Notes"). Any such issuance will be under the Company's previously filed Registration Statement on Form S-3 (Registration No. 333-65886) (the "Registration Statement") and the related Prospectus dated August 9, 2001 and Prospectus Supplement dated December 13, 2001. The aggregate principal amount of Notes which may be issued will be reduced by the aggregate principal amount of any other debt securities issued under the Registration Statement.


Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (c) EXHIBITS. The following Exhibits are filed as part of this Report and as Exhibits to the Registration Statement:

            Exhibit
            Number                           Description
            -------  -----------------------------------------------------------

            1        Form of Distribution Agreement relating to the Notes.

            4(a) Resolutions of the Terms and Pricing Committee establishing establishing the terms of the Notes, certified by an Assistant Secretary of the Company.

            4(b)     Form of Fixed Rate Medium-Term Note, Series G (Book-Entry).

            4(c)     Form of Floating Rate Medium-Term Note, Series G (Book-
                     Entry).

            5 Opinion of Timothy M. Hayes, General Counsel for the Company, as to the legality of the Notes.

            8 Opinion of Baker & Daniels, special counsel for the Company, as to certain federal tax matters.
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                                    SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         AMERICAN GENERAL FINANCE CORPORATION



Dated:  December 13, 2001                By:  /s/ GEORGE W. SCHMIDT
                                              ----------------------------------
                                              Controller and Assistant Secretary

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                                  EXHIBIT INDEX



Exhibit
Number                     Description
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1           Form of Distribution Agreement relating to the Notes.

4(a) Resolutions of the Terms and Pricing Committee establishing the terms of the Notes, certified by an Assistant Secretary of the Company.

4(b)        Form of Fixed Rate Medium-Term Note, Series G (Book-Entry).

4(c)        Form of Floating Rate Medium-Term Note, Series G (Book-Entry).

5 Opinion of Timothy M. Hayes, General Counsel for the Company, as to the legality of the Notes.

8 Opinion of Baker & Daniels, special counsel for the Company, as to certain federal tax matters.